CLEARBRIDGE MLP AND MIDSTREAM TOTAL RETURN FUND INC.

Schedule of investments (unaudited)

February 29, 2020

Security	Shares/Units	Value
MASTER LIMITED PARTNERSHIPS - 106.5%
Crude/Refined Products Pipelines - 6.2%
BP Midstream Partners LP	822,095	$10,950,305
Shell Midstream Partners LP	333,790	5,711,147
TOTAL CRUDE/REFINED PRODUCTS PIPELINES		16,661,452
Diversified Energy Infrastructure - 37.4%
Energy Transfer LP	3,230,986	35,799,325
Enterprise Products Partners LP	1,391,462	32,476,723
Genesis Energy LP	1,355,610	13,461,207
Plains All American Pipeline LP	811,956	11,099,439
Plains GP Holdings LP, Class A Shares	571,365	7,867,696
TOTAL DIVERSIFIED ENERGY INFRASTRUCTURE		100,704,390
Gathering/Processing - 19.7%
CNX Midstream Partners LP	566,000	6,627,860
DCP Midstream LP	635,538	9,908,038
Enable Midstream Partners LP	1,766,741	10,953,794
EQM Midstream Partners LP	153,609	2,666,652
Noble Midstream Partners LP	496,361	7,619,141
Rattler Midstream LP	350,000	4,406,500
Western Midstream Partners LP	827,266	10,804,094
TOTAL GATHERING/PROCESSING		52,986,079
Global Infrastructure - 7.3%
Brookfield Infrastructure Partners LP	388,020	19,610,531
Liquids Transportation & Storage - 22.4%
Delek Logistics Partners LP	364,688	7,837,145
Holly Energy Partners LP	197,340	4,092,832
Magellan Midstream Partners LP	481,130	26,245,641
NuStar Energy LP	456,210	10,355,967
PBF Logistics LP	628,112	11,915,285
TOTAL LIQUIDS TRANSPORTATION & STORAGE		60,446,870
Natural Gas Transportation & Storage - 4.3%
TC PipeLines LP	304,335	11,549,513
Oil/Refined Products - 7.2%
MPLX LP	963,829	19,556,091
Propane - 2.0%
Suburban Propane Partners LP	281,767	5,514,180
TOTAL MASTER LIMITED PARTNERSHIPS (COST - $338,701,376)		287,029,106

See Notes to Schedule of Investments.

CLEARBRIDGE MLP AND MIDSTREAM TOTAL RETURN FUND INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2020

Security	Shares	Value
COMMON STOCKS - 44.4%
ENERGY - 40.7%
Oil, Gas & Consumable Fuels - 40.7%
Antero Midstream Corp.	1,033,032	$4,504,020
Enbridge Inc.	441,265	16,516,549
Kinder Morgan Inc.	958,600	18,376,362
ONEOK Inc.	281,971	18,813,105
Targa Resources Corp.	651,670	21,114,108
TC Energy Corp.	142,000	7,433,700
Williams Cos. Inc.	1,204,727	22,950,049
TOTAL ENERGY		109,707,893
INDUSTRIALS - 3.7%
Transportation Infrastructure - 3.7%
Macquarie Infrastructure Corp.	248,930	9,770,502
TOTAL COMMON STOCKS (COST - $116,859,255)		119,478,395
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (COST - $455,560,631)		406,507,501

	Rate
Short-Term Investments - 1.9%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost - $5,182,344)	1.412%	5,182,344	5,182,344
TOTAL INVESTMENTS* - 152.8% (COST - $460,742,975)			411,689,845
Mandatory Redeemable Preferred Stock, at Liquidation Value - (5.2)%			(14,000,000)
Liabilities in Excess of Other Assets - (47.6)%			(128,170,676)
TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0%			$269,519,169

*	The entire portfolio is subject to lien, granted to the lender and Senior Note holders, to the extent of the borrowings outstanding and any additional expenses.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge MLP and Midstream Total Return Fund Inc. (the “Fund”) was incorporated in Maryland on April 10, 2012 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide a high level of total return, consisting of cash distributions and capital appreciation. The Fund seeks to achieve its objective by investing primarily in energy master limited partnerships (“MLPs”) and energy midstream entities. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions the Fund invests at least 80% of its Managed Assets in energy MLPs and energy midstream entities (the 80% policy). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of MLP equity securities, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs (including I-Shares), exchange-traded funds that primarily hold MLP interests and debt securities of MLPs. For purposes of the 80% policy, the Fund considers investments in midstream entities as direct or indirect investments in those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids, natural gas and refined petroleum products. Energy entities are engaged in the business of exploring, developing, producing, gathering, fractionating, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. The Fund may also invest up to 20% of its managed assets in other securities that are not MLPs or midstream entities. “Managed Assets” means net assets plus the amount of borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a

Notes to Schedule of Investments (unaudited) (contiuned)

foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

Notes to Schedule of Investments (unaudited) (contiuned)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	ASSETS
			SIGNIFICANT
		OTHER SIGNIFICANT	UNOBSERVABLE
	QUOTED PRICES	OBSERVABLE INPUTS	INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-Term Investments†:
Master Limited Partnerships	$287,029,106	—	—	$287,029,106
Common Stocks	119,478,395	—	—	119,478,395
Total Long-Term Investments	406,507,501	—	—	406,507,501
Short-Term Investments†	5,182,344	—	—	5,182,344
Total Investments	$411,689,845	—	—	$411,689,845

† See Schedule of Investments for additional detailed categorizations.